UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

Valor Gold Corp.
(Exact name of registrant as specified in Charter)

Delaware (State or other jurisdiction of incorporation)	333- 171277 (Commission File Number)	45-5215796 (IRS Employer Identification No.)

200 S Virginia Street, 8 th Floor, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 734-4361

(Former name or former address, if changed since last report)

Copies to:
Harvey J. Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On November 1, 2012, Valor Gold Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with X-Cal USA, Inc. (“X-Cal”) and Paramount Gold & Silver Corp., X-Cal’s parent company (“Paramount”, and, collectively with X-Cal, the “Seller”) pursuant to which Seller agreed to sell to the Company certain mining claims, including surface rights relating thereto, and all information, data and records with respect to the ownership of such claims, as further described in in the Agreement (collectively, the “Purchased Assets”).  The sale of the Purchased Assets closed on November 2, 2012.

In consideration for the Purchased Assets, the Company (i) paid $21,000, (ii) issued 6,000,000 shares of the Company’s Common Stock, to X-Cal and (iii) assumed certain liabilities related to the Purchased Assets, including obligations under a Royalty Deed dated January 31, 2008 pursuant to which the Company is now obligated to pay a production royalty equal to 2% of net returns from the production and sale of Valuable Minerals (as defined in the governing Royalty Deed) from all claims.

Additionally, pursuant to the terms of the Agreement, Paramount shall have the right, at any time within 90 days following the closing of the transaction, to nominate a representative to be appointed to the Company’s Board of Directors.  Upon termination of such representative’s initial term as a director, such representative may be nominated to serve another term as a director of the Company only upon the mutual consent of Paramount and the Company.

The foregoing is not a complete summary of the terms of the transaction described in this Item 3.02 and reference is made to the complete text of the Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K, and hereby incorporated by reference.

The shares of Common Stock were issued to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and/or Regulation D (Rule 506) under the Securities Act of 1933 and corresponding provisions of state securities laws.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated November 1, 2012
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 7, 2012

Valor Gold Corp.

By:	/s/ Arthur Leger
	Name:	Arthur Leger
	Title:	President and Chief Executive Officer